Exhibit 99.1

Investor Presentation – Inspired Entertainment, Inc. (INSE) January 2019 Investor Presentation – Inspired Entertainment, Inc. (INSE)

PAGE 1 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words “anticipate”, “believe”, “continue”, “can”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “scheduled”, “seek”, “should”, “would” and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; the impact of the UK Government’s triennial review of UK gaming regulation; our ability to successfully grow by acquisition as well as organically; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; and other factors described in our Annual Report on Form 10-K for the year ended September 30, 2018 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the U.S. Securities and Exchange Commission (the “SEC”). Financial Information and Non-GAAP Financial Measures All years represented in this presentation are fiscal years unless otherwise indicated. References to the 2014, 2015 and 2016 fiscal years refer to the fiscal years ended September 27, 2014, September 26, 2015 and September 24, 2016, respectively. References to 2017 and 2018 refer to the fiscal years ended September 30, 2017 and September 30, 2018, respectively. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. (“Hydra”) as a “blank check company” for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our business combination by acquiring Inspired Gaming Group, pursuant to a share sale agreement. Such acquisition and the other transactions contemplated by the sale agreement are referred to collectively as the “Business Combination” or the “Merger”. We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination and changed our fiscal-year end to September 30. Operations prior to the Business Combination that are reflected in the historical financial information presented are those of Inspired Gaming Group. This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles (“non-GAAP”). A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use them to analyze our operating performance and because they are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed analogue sales on the basis that these were no longer considered core to the Company. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement. Legal Matters/ Non-GAAP Financial Disclosures

PAGE 2 Introduction Inspired Entertainment, Inc. is a leading provider of content, technology and services for regulated distributed gaming and lottery sectors worldwide

PAGE 3 Lorne Weil Executive Chairman During his tenure as Chairman of the Board and Chief Executive of Scientific Games Corporation (Nasdaq: SGMS), SGMS grew revenues from ~$25 million to over $1 billion. Founded NASDAQ-listed Hydra Acquisition Corp. in 2014 and merged with Inspired Gaming in December 2016. Daniel Silvers Executive Vice President and Chief Strategy Officer Previously served on the Boards of IGT, bwin.party digital entertainment plc and other companies. Has been active as an investor in and an investment banker to the gaming industry. Management Presenting

PAGE 4 $24.2 $33.4 $37.2 $41.1 $51.8 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 FY14A FY15A FY16A FY17A FY18 Constant FX Note: Constant FX figures based on 1.29 GBP:USD exchange rate. (1) On a constant currency basis. (2) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. (3) Beginning with FY2019 the year will end December 31.. (US$ in millions, Fiscal Year End September(3)) Historical Adjusted EBITDA(2) Actual FX $40.2 $41.6 $31.1 $40.7 $54.1 Historical Financial Information Inspired’s Adjusted EBITDA has grown roughly 40%(1) since merging with Hydra in December 2016.

PAGE 5 Significant opportunities to drive growth in North America – First major U.S. lottery launched Virtual Sports in 2018 The Opportunity Recurring, participation-based long-term contracts account for approximately 90% of revenue A leading B2B provider of server based gaming and virtual sports, growth vehicles for regulated lottery, betting and gaming operators worldwide Proven content and technology across retail, online, and mobile Experienced management team leveraging industry relationships and strong technology platform Significant operating leverage – FY 2018 Adj. Revenue and Adj. EBITDA grew 17.2% and 32.9%, respectively. Adj. EBITDA margin expanded by 466 bps(1) (1) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.

PAGE 6 Key Drivers in Inspired Businesses Server Based Gaming 72.5% of FY2018 Reported Adjusted Revenue ($99.6MM) (1)(2) Regulated Gaming Globally Shifting Share from Fewer Casinos to Many “Distributed” Venues Virtual Sports 24.8% of FY2018 Reported Revenue ($34.1MM) (1)(2) Tremendous Interest in Sports Betting Especially with Overturning of PASPA Interactive 2.7% of FY2018 Reported Revenue ($3.7MM) (1)(2) Leverage Top-Performing Games and Virtual Sports In Rapidly Growing Online Gaming and Lottery (1) FX figures based on 1.35 GBP:USD exchange rate as reported in Company’s most recent 10-K filed with the SEC on December 10th, 2018. (2) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.

PAGE 7 North American VLT Potential l Regulated Gaming Shifting from Few Casinos with Many Machines to Many Venues with Few Machines —Canada —Illinois —Oregon —Pennsylvania l Wide Area Gaming Works Best with Video Lottery Terminals (“VLTs”) —Access to 100+ games on each machine —Update games and software remotely Wide Area Gaming Becoming More Pervasive Around the World

PAGE 8 l Wide Area Gaming Experience —Top performing games in the UK, Italy and Greece l First Time Targeting North America —Management team with combined 50+ years of experience growing North American gaming businesses —GLI approved and G2S ready for North America Well Positioned for North America VLTs 32,000+ MACHINES LIVE 3,000+ CONTRACTED IN 2019 Top Performing Games in Key Jurisdictions Position Inspired for Success in North America

PAGE 9 Inspired Outperforms in Greece Proven Success Following VLT Implementation in 2017 5 of the Top 10 games #1 performing game Awarded 60% of additional volume • Inspired Was One of Four VLT Suppliers, All with Machines Installed at the Same Time in OPAP Betting Shops. —Simultaneous installation allows for true comparison between suppliers

PAGE 10 A Pioneer in Virtual Sports l Creator and A World Leader in Virtual Sports l Extremely Popular in UK, Italy and Greek Betting Shops l Bringing Virtual Sports to North America 43,000+ retail channels 100+ websites

PAGE 11 Award-Winning Virtual Sports

PAGE 12 Coming Soon: Basketball

PAGE 13 Virtual Sports: Successful Launch Virtual Sports Launched Successfully in Greece in May 2017 (1) According to OPAP financial reports 2016 FIRST 7 MONTHS FIRST 12 MONTHS $475M $600M $0 Additional Turnover from Virtual Sports in Greece(1) Attracted > 22,000 new players >$400MM distributed to winners >$10MM additional commissions to agencies Fastest OPAP game introduction • Inspired launched with one Virtual Sports Channel in ~4,500 venues • Second Virtual Sports channel launched in December 2018

PAGE 14 Best in Class Post-Launch Marketing Campaign Across All Media Formats

PAGE 15 First Major US Lottery Launch xPress Sports – Virtual Football Pennsylvania Lottery Launched Xpress Sports in August 2018 xPress Sports – Virtual Stock Car Racing Each event < 90 seconds New events about every 3 minutes

PAGE 16 Pennsylvania Opportunity POPULATION: 12.8M GDP: $752.1B GDP PER CAPITA: $32,711 9,000 RETAIL LOCATIONS POPULATION: 10.8M GDP: $200.3B GDP PER CAPITA: $18,613 4,500 AGENCIES VS. PENNSYLVANIA GREECE $600M ANNUAL TURNOVER

PAGE 17 Source: H2 Gambling Capital Interactive: Leverage Content Across Platforms Big online gaming operators using our top performing game titles and award-winning Virtual Sports content online and on mobile devices worldwide. Well Positioned to Take Advantage of High Growth in Online and Mobile Gaming Global Online Gaming and Lottery Net Sales $20BN $51BN 2008A 2018E Online gaming growing much more rapidly than Global Gaming and Lottery Industry (3% CAGR from 2008-2018E).

PAGE 18 Instant Win Virtual Sports

PAGE 19 Key Drivers in Inspired Businesses Server Based Gaming Regulated Gaming Globally Shifting Share from Fewer Casinos to Many Venues Virtual Sports Tremendous Interest in Sports Betting Especially with Overturning of PASPA Interactive Leveraging Top-Performing Games and Virtual Sports In Rapidly Growing Online Gaming and Lottery

PAGE 20 Market Capitalization Note: Balance Sheet items are as of September 30th, 2018 (1) Senior bank debt is denominated in USD. Includes unamortized deferred financing charge. Does not include undrawn revolving credit facility of £7.5 million (denominated in GBP) (2) Excludes any unvested management incentive share awards (3) Total debt and cash as of 9/30/18; equity market cap as of 1/18/19 Cap Table As of January 18th, 2019 (audited) Actual (US$ in millions, except per share data) 9/30/18 Cash $22.5 Senior Bank Debt(1) 140.0 Capital Lease, Acrrued Interest and Other Long-Term Obligations 2.7 Total Long-Term Debt $142.7 Net Debt (a) $120.2 Number of Shares(2) (in millions) 20.861 Share Price (As of January 18th, 2019) $5.83 Equity Market Capitalization (b) $121.6 Implied Enterprise Value (a + b) $241.9 FY 2018 Adjusted EBITDA $54.1 Total Long-Term Debt / FY 2018 Adjusted EBITDA 2.6x Net Debt / FY 2018 Adjusted EBITDA 2.2x Implied Enterprise Value / FY 2018 Adjusted EBITDA(3) 4.5x

Appendix

PAGE 22 FY 2018 Financial Summary (1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure. Twelve Months Ended September 30, 2018 audited US$ 000’s Server Based Gaming Virtual Sports Corporate Total Revenue 103,618 37,763 - 141,381 Cost of Sales, excluding D&A (26,154) (4,626) - (30,780) Gross Profit 77,464 33,137 - 110,601 Selling, general and administrative expenses (15,693) (7,503) (36,918) (60,114) Impairment expense (4,715) (2,964) - (7,679) Stock-based compensation expense (261) (305) (6,858) (7,424) Acquisition Related Expenses - - (864) (864) D&A (34,142) (6,338) (1,352) (41,832) Segment operating income (loss) 22,653 16,027 (45,992) (7,312) Adjusted EBITDA(1) 54,076 Capital expenditure 35,262 6,798 202 42,262

PAGE 23 23,236 25,612 26,374 26,590 28,715 33,194 2013A 2014A 2015A 2016A 2017A 2018A 42 54 64 77 85 97 2013A 2014A 2015A 2016A 2017A 2018A Virtual Sports: No. of B2B Operators at End of Period(1) SBG: End of Period Installed Base (1) Represents the number of B2B operators from which there is Virtual Sports revenue at the end of the period. Virtual Sports and SBG KPIs

Historical Consolidated Income Statement

INSPIRED

FYE Sep, US$ 000's	2018A	2017A	2016A	2015A	2014A
Revenue:					
Service	130,924	107,496	112,200	115,325	120,868
Hardware	10,457	15,048	7,573	12,248	25,930
Total revenue	**141,381**	**122,544**	**119,773**	**127,573**	**146,798**
Cost of sales, excluding depreciation and amortization:					
Cost of service	(22,601)	(15,845)	(16,625)	(16,481)	(16,642)
Cost of hardware	(8,179)	(10,839)	(3,789)	(7,746)	(33,496)
Selling, general and administrative expenses	(60,114)	(58,301)	(60,673)	(64,705)	(66,940)
Stock-based compensation	(7,424)	(4,235)	-	-	-
Impairment expense	(7,679)	-	-	-	-
Acquisition related transaction expenses	(864)	(11,411)	(4,959)	(524)	-
Depreciation and amortization	(41,832)	(33,810)	(35,010)	(39,386)	(42,468)
Net operating income	**(7,312)**	**(11,897)**	**(1,283)**	**(1,269)**	**(12,748)**
Other income (expense)					
Interest income	205	55	287	646	474
Interest expense	(20,648)	(29,358)	(58,327)	(58,100)	(56,106)
Change in fair value of earn out liability	8,707	(7,127)	-	-	-
Change in fair value of derivative liability	(5,500)	(385)	-	-	-
Other finance income (costs)	4,134	(218)	(247)	(153)	271
(Loss) income from equity method investee	-	-	-	(340)	606
Total other income (expense), net	**(13,102)**	**(37,033)**	**(58,287)**	**(57,947)**	**(54,755)**
Net loss before income taxes	(20,414)	(48,930)	(59,570)	(59,216)	(67,503)
Income tax (credit)/expense	(182)	(184)	(307)	(631)	(308)
Net loss	**(20,596)**	**(49,114)**	**(59,877)**	**(59,847)**	**(67,811)**
Other comprehensive income					
Foreign currency translation gain/(loss)	273	18,697	47,368	15,059	(1,049)
Change in fair value of hedging instrument	261	-	-	-	-
Reclassification of gain on hedging instrument to comprehensive incor	(308)	-	-	-	-
Actuarial losses on pension plan	5,209	1,343	(6,722)	(3,950)	(8,739)
Other comprehensive income/(expense)	**5,435**	**20,040**	**40,646**	**11,109**	**(9,788)**
Comprehensive loss	**(15,161)**	**(29,074)**	**(19,231)**	**(48,738)**	**(77,599)**

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Non-GAAP Reconciliation: Adjusted EBITDA

INSPIRED

FYE Sep, US$ 000's	2018A	2017A	2016A	2015A	2014A
Net Loss	(20,596)	(49,114)	(59,877)	(59,847)	(67,811)
Items Relating to Legacy Activities					
Profit attributable to discontinued analogue activities	-	-	(69)	(3,374)	(3,622)
Pension Charges	527	631	865	1,222	414
(Credit) / Costs Relating to Former Operations	16	(65)	43	243	142
Litigation Settlement	260	-	-	-	-
Recognition of Asset Related Obligations	-	-	-	(88)	(70)
Items to Be Considered to Be Exceptional in Nature					
Costs of Group Restructure	2,786	2,447	799	3,363	-
Italian Tax Related Costs	-	220	964	1,025	-
Refinancing Costs	-	-	-	-	3,880
Transaction Fees	864	11,411	6,282	-	-
Deferred Consideration Write Back	-	-	(1,351)	-	-
PRS Legal Dispute	-	(107)	368	-	-
Impairment expense	7,679				
Stock-Based Compensation Expense	7,424	4,235	-	-	-
Depreciation and Amortization	41,832	33,810	35,010	39,386	42,468
Total Other Income (Expense), Net	13,102	37,033	58,287	57,608	55,361
Income Tax	182.33	184	307	631	308
Adjusted EBITDA ($)	**54,076**	**40,686**	**41,629**	**40,169**	**31,070**
Adjusted EBITDA (£)	**40,151**	**31,875**	**28,816**	**25,904**	**18,769**

Note: For an explanation of the adjustments in this reconciliation, see 'Management's Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures' in the Company's most recent 10-K filed with the SEC on December 10th, 2018.

PAGE 25

PAGE 26 Non-GAAP Reconciliation: Adjusted Revenue and SBG Adjusted Revenue Note: For an explanation of the adjustments in this reconciliation, see ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures’ in the Company’s most recent 10-K filed with the SEC on December 10th, 2018. Non-GAAP Reconciliation: Adjusted Revenue FYE Sep, US$ 000’s 2018A 2017A 2016A 2015A 2014A Reported Revenue per Financial Statements 141,381 122,544 119,773 127,573 146,798 Less Nil Margin Sales (4,021) (5,320) 37 (2,224) (17,610) Less Analogue Revenues - - (69) (3,995) (5,757) Adjusted Revenue ($) 137,360 117,224 119,741 121,354 123,431 Non-GAAP Reconciliation: SBG Adjusted Revenue FYE Sep, US$ 000’s 2018A 2017A 2016A 2015A 2014A SBG Reported Revenue per Financial Statements 103,618 89,120 86,485 100,387 121,255 Less Nil Margin Sales (4,021) (5,320) 37 (2,224) (17,610) Less Analogue Revenues - - (69) (3,995) (5,757) Server Based Gaming Adjusted Revenue ($) 99,597 83,800 86,453 94,168 97,888